Exhibit 99.1

EXELON TO ACQUIRE PEPCO HOLDINGS INC.,

CREATING THE LEADING MID-ATLANTIC ELECTRIC AND GAS UTILITY

•	Companies pledge to build further on significant reliability progress under way at Pepco Holdings utilities

•	Pepco Holdings’ utility customers to receive $100 million in additional benefits

•	Charitable contributions to be maintained at Pepco Holdings’ highest-ever levels for a decade – $50 million over 10 years

•	Pepco Holdings shareholders to receive premium of more than 24 percent

CHICAGO and WASHINGTON, D.C. (April 30, 2014) – Exelon Corporation (NYSE: EXC) and Pepco Holdings Inc. (NYSE: POM) today announced that they have signed a definitive agreement to combine the two companies in an all-cash transaction. The agreement, which has been unanimously approved by both companies’ boards of directors, brings together Exelon’s three top-performing electric and gas utilities – BGE, ComEd and PECO – and Pepco Holdings’ electric and gas utilities – Atlantic City Electric, Delmarva Power and Pepco – to create the leading Mid-Atlantic electric and gas utility.

The combined utility businesses will serve approximately 10 million customers and have a rate base of approximately $26 billion. The transaction will further expand Exelon’s regulated holdings, ensuring a balanced earnings mix as power prices recover.

Exelon President and CEO Chris Crane said, “Exelon and Pepco Holdings have a compelling strategic rationale for merging, given our geographic proximity and similar utility business models. Our cultures are an excellent match, with a shared focus on operational excellence, environmental stewardship, customer service and support for the communities we serve.”

Pepco Holdings Chairman, President and CEO Joseph M. Rigby, said, “This combination provides significant benefits for all of our stakeholders, including customers, employees and shareholders. Exelon is one of the most respected energy companies in the country, and it is committed to building on the progress our team has made over the last few years to improve system reliability and customer satisfaction. As part of this transaction, Exelon has committed to provide what our customers most want: investments in infrastructure improvements, continuation of our long tradition of philanthropy in our communities and direct customer benefits of $100 million. Our shareholders will benefit from an immediate cash premium, and employees should enjoy even more opportunities as part of a larger company.”

Rigby added that being part of a family of large urban utilities with distinguished emergency response capabilities will be of enormous value to the Pepco Holdings utilities and their customers during major storms.

Commitment for Increased Reliability

As part of the acquisition, Exelon and Pepco Holdings have committed to build on the significant improvements to service reliability that Pepco Holdings has already achieved for Atlantic City Electric, Delmarva Power and Pepco customers.

This commitment is backed by the strong reliability performance of the current Exelon utilities. ComEd and PECO are delivering first-quartile performance, and BGE’s reliability metrics have risen to their best-ever levels since BGE joined Exelon in 2012 and are just shy of first quartile.

Other Benefits to Electric and Gas Customers

In addition to reliability improvements, upon completion of the transaction, Exelon will provide an aggregate $100 million – equivalent to approximately $50 per customer – for a Customer Investment Fund to be utilized across the Pepco Holdings utilities’ service territories as each state public service commission deems appropriate for customer benefits, such as rate credits, assistance for low income customers and energy efficiency measures.

Exelon has also pledged to maintain charitable contributions in the Pepco Holdings service territories at Pepco Holdings’ highest-ever level for at least a decade, a total commitment of $50 million.

Terms of the Transaction

The all-cash transaction consideration of $27.25 per share represents a 24.7 percent premium to Pepco Holdings’ closing price of $21.85 on April 25, 2014, and a 29.5 percent premium to the volume–weighted average share price over the last 20 trading days (ending April 25, 2014).

The acquisition is anticipated to be significantly accretive to Exelon’s adjusted earnings in the first full year after closing.

Financing

The transaction is supported by a fully committed $7.2 billion bridge facility with Barclays and Goldman Sachs. Exelon expects the permanent financing plan to include a combination of Exelon equity issuance, long-term debt and corporate cash. The timing of the permanent financing is subject to a number of factors, including but not limited to market conditions.

Leadership and Headquarters

Crane will remain president and CEO of the combined company. Rigby, who previously announced his planned retirement, will remain in his current roles with Pepco Holdings until the closing of the transaction.

Exelon is headquartered in Chicago. As is the case with BGE in Baltimore, ComEd in Chicago and PECO in Philadelphia, Pepco Holdings utilities will retain their regional headquarters in May’s Landing, N.J. (Atlantic City Electric), Newark, Del. (Delmarva Power), and Washington, D.C. (Pepco). All utilities will remain focused on safety, customer service, reliability and infrastructure investment within their jurisdictions, while they work together to share best practices to continually improve performance for customers.

Approvals and Timing

The transaction requires the approval of the stockholders of Pepco Holdings. Completion of the transaction is also conditioned upon approval by the Federal Energy Regulatory Commission, the District of Columbia Public Service Commission and several state commissions including the Delaware Public Service Commission, the Maryland Public Service Commission and the New Jersey Board of Public Utilities. The transaction is also subject to the notification and reporting requirements under the Hart-Scott-Rodino Act and other customary closing conditions.

The companies anticipate closing in the second or third quarter of 2015.

Advisors

Barclays, Goldman, Sachs & Co. and Loop Capital Markets are serving as financial advisors and Kirkland & Ellis LLP is serving as legal counsel to Exelon. Lazard provided a fairness opinion and served as lead financial advisor to Pepco Holdings, Morgan Stanley provided a fairness opinion to the Pepco Holdings Board of Directors and Sullivan & Cromwell LLP and Covington & Burling LLP served as legal counsel to Pepco Holdings.

Conference Call & Webcast

Crane and Rigby will discuss the transaction on a one-hour conference call with the financial community during the timeframe for Exelon’s scheduled earnings call: 11 a.m. EDT (10 a.m. CDT) Wednesday, April 30.

The call-in number in the U.S. and Canada is 800-690-3108, and the international call-in number is 973-935-8753. If requested, the conference ID number is 14743663. Media representatives are invited to participate on a listen-only basis. The call will be webcast and archived on Exelon’s and Pepco’s websites: www.exeloncorp.com and www.pepcoholdings.com (select the Investors page of either site).

Telephone replays will be available starting two hours after the call ends and until May 14, 2014. The U.S. and Canada number for replays is 800-585-8367, and the international number is 404-537-3406. The conference ID number is 14743663.

A live audio webcast on the Investor Relations page of Exelon’s website (www.exeloncorp.com) will also be available. It will be archived and available for replay two hours after the conference call ends.

About Exelon Corporation

Exelon Corporation (NYSE: EXC) is the nation’s leading competitive energy provider, with 2013 revenues of approximately $24.9 billion. Headquartered in Chicago, Exelon has operations and business activities in 47 states, the District of Columbia and Canada. Exelon is one of the largest competitive U.S. power generators, with more than 35,000 megawatts of owned capacity comprising one of the nation’s cleanest and lowest-cost power generation fleets. The company’s Constellation business unit provides energy products and services to approximately 100,000 business and public sector customers and approximately 1 million residential customers. Exelon’s utilities deliver electricity and natural gas to more than 6.6 million customers in central Maryland (BGE), northern Illinois (ComEd) and southeastern Pennsylvania (PECO). Follow Exelon on Twitter @Exelon.

About Pepco Holdings Inc.

Pepco Holdings Inc. is one of the largest energy delivery companies in the Mid-Atlantic region, serving about 2 million customers in Delaware, the District of Columbia, Maryland and New Jersey. PHI subsidiaries Pepco, Delmarva Power and Atlantic City Electric provide regulated electricity service; Delmarva Power also provides natural gas service. PHI also provides energy efficiency and renewable energy services through Pepco Energy Services. For more information, visit online: www.pepcoholdings.com.

Cautionary Statements Regarding Forward-Looking Information

Except for the historical information contained herein, certain of the matters discussed in this communication constitute “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended by the Private Securities Litigation Reform Act of 1995. Words such as “may,” “might,” “will,” “should,” “could,” “anticipate,” “estimate,” “expect,” “predict,” “project,” “future”, “potential,” “intend,” “seek to,” “plan,” “assume,” “believe,” “target,” “forecast,” “goal,” “objective,” “continue” or the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding benefits of the proposed merger, integration plans and expected synergies, the expected timing of completion of the transaction, anticipated future financial and operating performance and results, including estimates for growth. These statements are based on the current expectations of management of Exelon Corporation (Exelon) and Pepco Holdings, Inc. (PHI), as applicable. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication. For example, (1) PHI may be unable to obtain shareholder approval required for the merger; (2) the companies may be unable to obtain regulatory approvals required for the merger, or required regulatory approvals may delay the merger or cause the companies to abandon the merger; (3) conditions to the closing of the merger may not be satisfied; (4) an unsolicited offer of another company to acquire assets or capital stock of Exelon or PHI could interfere with the merger; (5) problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected; (6) the combined company may be unable to achieve cost-cutting synergies or it may take longer than expected to achieve those synergies; (7) the merger may involve unexpected costs, unexpected liabilities or unexpected delays, or the effects of purchase accounting may be different from the companies’ expectations; (8) the credit ratings of the combined company or its subsidiaries may be different from what the companies expect; (9) the businesses of the companies may suffer as a result of uncertainty surrounding the merger; (10) the companies may not realize the values expected to be obtained for properties expected or required to be sold; (11) the industry may be subject to future regulatory or legislative actions that could adversely affect the companies; and (12) the companies may be adversely affected by other economic, business, and/or competitive factors. Other unknown or unpredictable factors could also have material adverse effects on future results, performance or achievements of the combined company. Therefore, forward-looking statements are not guarantees or assurances of future performance, and actual results could differ materially from those indicated by the forward-looking statements. Discussions of some of these other important factors and assumptions are contained in Exelon’s and PHI’s respective filings with the Securities and Exchange Commission (SEC), and available at the SEC’s website at www.sec.gov, including: (1) Exelon’s 2013 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 22; and (2) PHI’s 2013 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 15. These risks as well as other risks associated with the proposed merger will be more fully discussed in the proxy statement that PHI intends to file with the SEC and mail to its stockholders in connection with the proposed merger. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this communication may not occur. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication. Neither Exelon nor PHI undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this communication. New factors emerge from time to time, and it is not possible for Exelon or PHI to predict all such factors. Furthermore, it may not be possible to assess the impact of any such factor on Exelon’s or PHI’s respective businesses or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. Any specific factors that may be provided should not be construed as exhaustive.

Additional Information and Where to Find It

This communication does not constitute a solicitation of any vote or approval. PHI intends to file with the SEC and mail to its stockholders a proxy statement in connection with the proposed merger transaction. PHI URGES INVESTORS AND SECURITY HOLDERS TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION about Exelon, PHI and the proposed merger. Investors and security holders will be able to obtain these materials (when they are available) and other documents filed with the SEC free of charge at the SEC’s website, www.sec.gov. In addition, a copy of PHI’s proxy statement (when it becomes available) may be obtained free of charge from Pepco Holdings, Inc., Corporate Secretary, 701 Ninth Street, N.W., Room 1300, Washington, D.C. 20068. Investors and security holders may also read and copy any reports, statements and other information filed by Exelon or PHI with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Participants in the Merger Solicitation

Exelon, PHI, and their respective directors, executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Exelon’s directors and executive officers is available in its proxy statement filed with the SEC on April 2, 2014, in connection with its 2014 annual meeting of stockholders, and information regarding PHI’s directors and executive officers is available in its proxy statement filed with the SEC on March 25, 2014, in connection with its 2014 annual meeting of stockholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

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Media Contacts:	Exelon	Pepco Holdings
	Judy Rader	Myra Oppel
	312-394-7417	202-872-2680

Investor Contacts:	Exelon	Pepco Holdings
	Ravi Ganti	Donna Kinzel
	312-394-2348	302-429-3004